Exhibit 99.1

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 1 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. Company Overview J.P. Morgan Healthcare Conference January 2023

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 2 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , as amended, and other securities law . Forward - looking statements are statements that are not historical facts . Words and phrases such as “anticipate,” “forward,” “will,” “would,” ‘could,” “should,” “may,” “remain,” “maintain,” “opportunity,” “potential,” “prepare,” “expect,” “believe,” “plan,” “future,” “belief,” “guidance,” “estimate,” “project,” “forecast” “continue,” “further” and similar expressions are intended to identify forward - looking statements . These statements include, but are not limited to, statements with respect to : Eagle Pharmaceuticals, Inc . ’s (“Eagle” or the “Company”) ability to achieve earnings growth and support research and development, and its capability for further expansion and improve margin and contribution of key products ; expectations with respect to the Company’s financial results, including projected estimated financial information, including projected adjusted EBITDA, non - GAAP earnings per share and research and development expense for fiscal year 2023 and expectations with respect anticipated future product revenue and profits for fiscal years 2022 and 2023 , including projected estimated mix of product revenue and profits ; expectations with respect to potential exit run rates, potential revenues, potential market share, potential commercial opportunity, expected pricing of drugs and future royalties ; expectations with respect to Enalare, including any potential further investments by Eagle in Enalare, including the potential exercise of Eagle’s option to acquire the outstanding shares of Enalare upon the achievement of certain milestones, Enalare’s development programs and expectations with respect to the achievement of milestones by Enalare, including the timing thereof ; the Company’s development programs, products and pipeline ; the potential for the Company to transition into a diversified pharmaceutical company with a portfolio of branded, first - in - class assets and to utilize legacy products ; the Company's clinical development plan for its product candidates, including the number and timing of development initiatives or new indications for the Company’s product candidates ; the development of, potential therapeutic and economic benefits of and expected regulatory activities and matters with respect to the product candidates of the Company and Enalare ; potential commercial opportunities, addressable markets, patient populations and settings for the Company’s and Enalare’s products and product candidates ; CAL 02 ’s ability to neutralize virulence factors produced by bacteria that are commonly associated severe pneumonia ; the potential of CAL 02 to be a first - in - class broad - spectrum anti - virulence agent for the treatment of severe community - acquired bacterial pneumonia ; the Company’s expectations for the design and timing of the CAL 02 Phase 2 study, including with respect to enrollment and the timing thereof ; the potential of landiolol’s to provide short - term reduction of ventricular rate in patients with supraventricular tachycardia, including atrial fibrillation and atrial flutter and potential for regulatory approval ; the timeline for the fentanyl toxicology study, initiation of Phase 2 enrollment and availability of Phase 2 topline data for ENA - 001 in post - op respiratory depression ; the Company and Enalare’s expectations for the design, enrollment and timing of the planned Phase 1 community drug overdose study for ENA - 001 ; the design of future animal studies and clinical pathway for ENA - 001 for apnea of prematurity ; the Company’s marketing, product development, partnering and growth strategy, including relating to the commercialization of Barhemsys and Byfavo and its other products ; expectations with respect to the Company’s ability to potentially acquire additional assets ; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for product candidates and the ability to maintain regulatory approval of products and product candidates ; clinical development plans for product candidates ; the success of the Company's collaborations with its strategic partners and the timing and results of these partners’ preclinical studies and clinical trials, and the Company’s potential earnings potential through such collaborations ; the Company's plans and ability to advance the product candidate in its pipeline ; potential opportunities for, and the Company’s ability to complete, business development transactions, in a timely manner, on favorable terms to the Company, or at all ; the sufficiency of the Company’s cash flows and capital resources and expectations with respect to deployment of cash resources ; and the Company’s ability to achieve expected future financial performance and results . All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward - looking information and statements . Such risks and uncertainties include, but are not limited to : the risk that the anticipated benefits of the Company’s transaction with Acacia are not realized ; the ability of Enalare to achieve milestones and deliverables and achieve successful results in the development of ENA - 001 ; the impacts of the COVID - 19 pandemic and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company's marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company's third party partners and disruption of the global economy, and the overall impact of the COVID - 19 pandemic or other events on the Company's business, financial condition and results of operations ; whether the Company will incur unforeseen expenses or liabilities or other market factors ; whether the Company will successfully implement its development plan for its product candidates ; delay in or failure to obtain regulatory approval of the Company's or its partners’ product candidates ; whether the Company can successfully market and commercialize its product candidates ; the success of the Company's relationships with its partners ; the availability and pricing of third party sourced products and materials ; the outcome of litigation involving any of its products or that may have an impact on any of our products ; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses ; general economic conditions, including the potential adverse effects of public health issues, macroeconomic conditions, including rising inflation and uncertain credit and financial markets, the COVID - 19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally ; the strength and enforceability of the Company's intellectual property rights or the rights of third parties ; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market ; the risks inherent in the early stages of drug development and in conducting clinical trials ; the implementation of certain healthcare reform measures ; the ability of the Company to obtain and maintain coverage and adequate reimbursement for its products ; factors in addition to the foregoing that may impact the Company’s financial projections and guidance and business and development plans, including among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance ; and those risks and uncertainties identified in the “Risk Factors” sections of the Company's Annual Report on Form 10 - K for the year ended December 31 , 2021 , filed with the Securities and Exchange Commission (the “SEC”) on March 8 , 2022 , the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2022 , filed with the SEC on May 9 , 2022 , the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2022 , filed with the SEC on August 9 , 2022 , the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2022 , filed with the SEC on November 9 , 2022 and its other subsequent filings with the SEC . Readers are cautioned not to place undue reliance on these forward - looking statements . All forward - looking statements contained in this press release speak only as of the date on which they were made . Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made . This presentation includes statistical and other industry and market data that the Company obtained from industry publications and research, surveys and studies conducted by third parties or us . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . All of the market data used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . While the Company believes these industry publications and third - party research, surveys and studies are reliable, the Company has not independently verified such data . The industry in which the Company operates is subject to a high degree of uncertainty, change and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by the independent parties and by the Company .

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 3 Eagle Pharmaceuticals Financial Position as it Transforms into a Diversified Pharmaceutical Company *As of 9/30/22; takes into account cash consideration paid for Acacia Pharma Group plc ("Acacia") acquisition **As of 11/2/22 Strong Financial Position Share Buybacks $246.1M* Net Working Capital of $63.2M* Cash + Receivables = $112.3M* Diluted Shares Outstanding** 13M Projected growth in earnings while still supporting R&D Non - Dilutive M&A except for $25M (Related to Acacia) Substantial capability for further expansion Expect 2023 bendamustine decline to be manageable, maintaining ~ 75% of the gross profit Expect increase in PEMFEXY sales 2023 vs. 2022

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 4 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. Eagle Pharmaceuticals Key Financial Metrics 4 Earnings Timeline – Actuals and Estimates 2020 2021 LTM 9.30.22* 2023E Range** Adjusted EBITDA (US$M) $64.7 $43.5 $125.6 $74.0 - $80.0 Non - GAAP EPS $3.54 $2.59 $7.54 $4.20 - $4.53 EBITDA Multiple*** 10x 16x 3x 5x CAGR (EPS) -- - 27% 46% 6% - 9% 2023 Business Development and R&D Purchases of Enalare stock and option (combined) $27.5M Non - GAAP R&D Expenditure* $41M - $45M - CAL02 R&D $23M - $25M *See appendix for LTM 9.30.2022 GAAP to Non - GAAP EPS and Adjusted EBITDA reconciliation **2023 earnings and expense ranges reflect internal estimates, see slide 6 for details ***Year end share price 2020 - 2022, starting price 2023 EGRX

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 5 5 U.S. Bendamustine Revenue as Share of EGRX Total 2023 Expectations 21% 16% 15% 8% 19% 20% 54% 68% 79% 84% 85% 92% 81% 80% 46% 32% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2016 2017 2018 2019 2020 2021 LTM 9.30.22 2023E Other Revenue Sources US Bendamustine Revenue • Expect bendamustine decline to be manageable, maintaining ~ 75% of the gross profit • Expect increase in PEMFEXY sales 2023 vs. 2022 • Company continues to evolve with more diversified revenue streams

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 6 Further Improving Margin and Contribution for Key Products • BENDEKA, BELRAPZO & TREAKISYM • 10% of profits • $12.5M in LTM 9.30.2022 4Q 2022: Expiring Development Partner Royalty on Bendamustine Franchise Profits • Includes elimination of 25% royalty on next $85M in profit • Reduction in rates on subsequent profits Bought Down Future Royalties on PEMFEXY Profits for $ 15M 1 • Company values commercial market at approx. $550M / year at expected pricing 2,3 • Eagle exited 2022 with approx. 6% 2 share of the segment and anticipates doubling share by end of Q1 2023 • Exit run rate of 6% of commercial equates to $8M per quarter in value 4 PEMFEXY Opportunity 1. https://investor.eagleus.com/news - releases/news - release - details/eagle - pharmaceuticals - receives - fda - approval - additional 2. Based on internal estimates for expected net price 3. Based on IQVIA and internal data for normalized period 4. Run rate is a measure of product usage by health care providers and may not necessarily align with the timing of recorded revenue

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 7 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. Eagle Pharmaceuticals Key Financial Metrics 7 Earnings Timeline – Actuals and Estimates 2020 2021 LTM 9.30.22* 2023E Range** Adjusted EBITDA (US$M) $64.7 $43.5 $125.6 $74.0 - $80.0 Non - GAAP EPS $3.54 $2.59 $7.54 $4.20 - $4.53 EBITDA Multiple*** 10x 16x 3x 5x CAGR (EPS) -- - 27% 46% 6% - 9% 2023 Business Development and R&D Purchases of Enalare stock and option (combined) $27.5M Non - GAAP R&D Expenditure* $41M - $45M - CAL02 R&D $23M - $25M *See appendix for LTM 9.30.2022 GAAP to NonGAAP EPS and Adjusted EBITDA reconciliation **2023 earnings and expense ranges reflect internal estimates, see slide 6 for details ***Year end share price 2020 - 2022, starting price 2023 EGRX

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 8 Eagle Product Portfolio Is Supported by 75 - Person Commercial Team For treatment of malignant hyperthermia RYANODEX ® To increase blood pressure in adults with vasodilatory shock Vasopressin For prevention of PONV*, and treatment of PONV in patients who received antiemetic prophylaxis with an agent of a different class or have not received prophylaxis Barhemsys ® For the induction and maintenance of procedural sedation in adults undergoing procedures lasting 30 minutes or less Byfavo ® Acute Care Hospital ONCOLOGY Treatment of nonsquamous non - small cell lung cancer and mesothelioma PEMFEXY ® ** Treatment of CLL, NHL and diffuse large B - cell lymphoma (DLBCL) Rapid infusion (RI) (50ml) liquid formulation approved and launched in 2022 TREAKISYM ® Japan*** *PONV Post operative nausea and vomiting **Launched 2/1/22 ***Eagle’s bendamustine franchise BENDEKA ® BELRAPZO ® Treatment of chronic lymphocytic leukemia (CLL) and non - Hodgkin lymphoma (NHL)

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 9 Eagle Pharmaceuticals Product Candidates and Pipeline Opportunities Using cash flow from legacy products to fund R&D for branded pipeline. Additional cash and balance sheet equity available to acquire existing marketed assets. Landiolol 1 CAL02 2 ENA - 001 3 • Ultra - short - acting β1 - antagonist with limited effect on blood pressure and inotropy 4,5 • Proposed Indication 3 Short - term reduction of ventricular rate in patients with supraventricular tachycardia, including atrial fibrillation and atrial flutter • NDA under review by FDA • Novel first - in - class broad - spectrum anti - virulence agent being developed for the treatment of severe community - acquired bacterial pneumonia • Global Phase 2 study underway ‒ Approx. 276 patients expected ‒ Approx. 120 centers in 22 countries • Interim analyses: At 33% of subjects completed and at 50% of subjects completed approximately 1 year after first patient in • Post - op respiratory depression (Fast - track status) ‒ Start fentanyl tox study ~ in early 2023 ‒ Expect to start Phase 2 enrollment ~ as early as 3Q23 ‒ Potential for Phase 2 topline data ~ in 2Q24 • Community Drug Overdose (BARDA and NIH funding) ‒ Executing toxicology studies with intramuscular formulation (IM) ‒ Expect Phase 1 enrollment as soon as mid - year 2023 • Apnea of Prematurity (Rare Pediatric Disease and Orphan Drug designations) ‒ Completed animal proof of concept ‒ Designing next set of animal studies and clinical pathway 1. Eagle Pharmaceuticals. Press Release, June 1, 2022. https://investor.eagleus.com/news - releases/news - release - details/eagle - pharmaceuticals - announces - submission - new - drug - application 2 . Eagle Pharmaceuticals. Press Release, November 14, 2021. https://investor.eagleus.com/news - releases/news - release - details/eagle - pharmaceuticals - announces - fda - acceptance - investigational . 3. On 8/9/22 Eagle took an equity stake in, with option to acquire, Enalare 4 . Shibata S, et al. J Pharmacol Sci. 2012;118(2):255 - 265. 5. Wada Y, et al. J Arrhythm . 2016;32(2):82 - 88.

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 10 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. Thank You!

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 11 11 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. Appendix

Non-GAAP Financial Performance Measures

In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted EBITDA and adjusted non-GAAP earnings per share attributable to Eagle and projected adjusted non-GAAP R&D expense, adjusted non-GAAP CAL-02 R&D expense, adjusted EBITDA and adjusted non-GAAP earnings per share. The Company believes these measures provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information.

Adjusted EBITDA excludes interest expense, interest income, income tax provision, depreciation expense, amortization expense, stock-based compensation expense, fair value adjustments on equity investment, expense of acquired in-process research and development, convertible promissory note related credit losses, fair value adjustments related to derivative instrument, expense related to collaboration with TYME, and severance.

Adjusted earnings per share information excludes amortization expense, stock-based compensation expense, depreciation expense, expense of acquired in-process research & development, severance, acquisition related costs, legal settlement, non-cash interest expense, fair value adjustments on equity investment, convertible promissory note related adjustments, fair value adjustments related to derivative instruments, foreign currency exchange loss, inventory step-up and the tax effect of these adjustments.

Adjusted non-GAAP R&D expense and adjusted non-GAAP CAL-02 R&D expense excludes stock-based compensation expense, depreciation expense, severance and expense of acquire in-process research & development.

The Company believes the use of non-GAAP financial measures helps indicate underlying trends in the Company's business and are important in comparing current results with prior period results and understanding projected operating performance. Non-GAAP financial measures provide the Company and its investors with an indication of the Company's baseline performance before items that are considered by the Company not to be reflective of the Company's ongoing results. See the reconciliation tables in Annex A of this presentation for details of the amounts excluded and included to arrive at certain of the non-GAAP financial measures.

Investors should note that reconciliations of the forward-looking or projected non-GAAP financial measures included in this presentation to their most comparable GAAP financial measures cannot be provided because the Company cannot do so without unreasonable efforts due to the unavailability of information needed to calculate the reconciling items and the variability, complexity, and limited visibility of comparable GAAP measures, and the reconciling items that would be excluded from the non-GAAP financial measures in the future. Likewise, the Company is unable to provide projected GAAP financial measures. GAAP projections and reconciliations of the components of projected adjusted non-GAAP R&D expense, adjusted non-GAAP CAL-02 R&D expense, adjusted EBITDA and adjusted non-GAAP earnings per share to their most comparable GAAP financial measures are not provided because the quantification of projected GAAP R&D expense, GAAP CAL-02 R&D expense, GAAP net income and GAAP earnings per share and the reconciling items between projected GAAP to projected adjusted non-GAAP R&D expense, adjusted non-GAAP CAL-02 R&D expense, adjusted EBITDA and adjusted non-GAAP earnings per share cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, with respect to GAAP R&D expense and GAAP CAL-02 R&D expense, the Company is not able to calculate the favorable or unfavorable expenses related to the fair value adjustments on equity investments and derivative instruments primarily due to nature of these transactions. Such unavailable information could be significant such that actual GAAP R&D expense, GAAP CAL-02 expense, GAAP net income and GAAP earnings per share would vary significantly from projected adjusted non-GAAP R&D expense, adjusted non-GAAP CAL-02 R&D expense, adjusted EBITDA and adjusted non-GAAP earnings per share.

These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. The Company strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP financial measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

EAGLE PHARMACEUTICALS
© 2023 Eagle Pharmaceuticals, Inc. All rights reserved.
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© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 13 13 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 2021 2020 Net (loss) income - GAAP (8,627)$ 11,989$ Adjustments: Cost of product revenues: Amortization expense 1,578 1,046 Research and development: Stock-based compensation expense 2,682 2,682 Depreciation expense 220 269 Expense of acquired in-process research & development 15,339 - Severance 534 - Selling, general and administrative: Stock-based compensation expense 16,873 22,074 Expense related to collaboration with Tyme - 2,500 Amortization expense 1,418 1,620 Depreciation expense 544 603 Severance 1,550 924 Other: Non-cash interest expense 472 472 Fair value adjustments on equity investment 6,170 5,300 Convertible promissory note related credit losses 758 - Fair value adjustments related to derivative instrument (686) 2,962 Accretion of discount on convertible promissory note (148) - Tax effect of the non-GAAP adjustments (4,276) (3,699) Adjusted non-GAAP net income 34,401$ 48,742$ Adjusted non-GAAP earnings per share: Basic 2.64$ 3.62$ Diluted 2.59$ 3.54$ Weighted average number of common shares outstanding: Basic 13,051,095 13,481,525 Diluted 13,265,181 13,771,393 Twelve Months Ended December 31, EAGLE PHARMACEUTICALS, INC. RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP NET INCOME AND ADJUSTED NON-GAAP EARNINGS PER SHARE (UNAUDITED) (In thousands, except share and per share amounts) 2021 2020 Net (loss) income - GAAP (8,627)$ 11,989$ Add back: Interest expense, net of interest income 1,075 2,015 Income tax provision 4,079 10,688 Depreciation and amortization expense 3,760 3,538 Add back: Stock-based compensation expense 19,555 24,756 Fair value adjustments on equity investment 6,170 5,300 Expense of acquired in-process research & development 15,339 - Convertible promissory note related credit losses 758 - Fair value adjustments related to derivative instrument (686) 2,962 Expense related to collaboration with Tyme - 2,500 Severance 2,084 924 Adjusted Non-GAAP EBITDA 43,507$ 64,672$ EAGLE PHARMACEUTICALS, INC. RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP EBITDA (UNAUDITED) (In thousands) Twelve Months Ended December 31,

© 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 14 14 © 2023 Eagle Pharmaceuticals, Inc. All rights reserved. 2022 Net (loss) income - GAAP 18,850$ Add back: Interest expense, net of interest income 3,186 Income tax provision 24,731 Depreciation and amortization expense 10,154 Add back: Stock-based compensation expense 31,887 Fair value adjustments on equity investment 9,378 Expense of acquired in-process research & development 15,339 Convertible promissory note related adjustments 5,000 Fair value adjustments related to derivative instrument 6,569 Foreign currency exchange loss 6,549 Legal Settlement 300 Acquisition related costs 12,837 Inventory step-up 392 Severance 10,462 Adjusted Non-GAAP EBITDA 155,634$ EAGLE PHARMACEUTICALS, INC. RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP EBITDA (UNAUDITED) (In thousands) Twelve Months Ended September 30, 2022 Net (loss) income - GAAP 18,850$ Adjustments: Cost of product revenues: Amortization expense 6,561 Research and development: Stock-based compensation expense 2,349 Depreciation expense 190 Expense of acquired in-process research & development 339 Severance 260 Selling, general and administrative: Stock-based compensation expense 14,665 Expense related to collaboration with Tyme - Amortization expense 203 Depreciation expense 507 Severance 9,594 Acquisition related costs 12,837 Legal settlement 300 Other: Non-cash interest expense 1,270 Fair value adjustments on equity investment 7,478 Convertible promissory note related credit losses 5,254 Fair value adjustments related to derivative instrument 6,823 Foreign currency exchange loss 6,549 Inventory step-up 392 Accretion of discount on convertible promissory note (46) Tax effect of the non-GAAP adjustments 1,773 Adjusted non-GAAP net income 96,148$ Adjusted non-GAAP earnings per share: Basic 7.43$ Diluted 7.35$ Weighted average number of common shares outstanding: Basic 12,942,450 Diluted 13,089,400 EAGLE PHARMACEUTICALS, INC. RECONCILIATION OF GAAP TO ADJUSTED NON-GAAP NET INCOME AND ADJUSTED NON-GAAP EARNINGS PER SHARE (UNAUDITED) (In thousands, except share and per share amounts) Twelve Months Ended September 30,